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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D)OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2004

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                           DARLING INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                  000-24620                   36-2495346
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                       251 O'CONNOR RIDGE BLVD., SUITE 300
                               IRVING, TEXAS 75038
                    (Address of principal executive offices)


       Registrant's Telephone Number, Including Area Code: (972) 717-0300

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ITEM 5.  OTHER EVENTS.

           On April 5, 2004, Darling International Inc. (the "Company") issued a press release announcing that it had refinanced its senior credit facility into a new senior credit facility (the "New Facility") with General Electric Capital Corporation, as administrative agent and a lender, Comerica Bank, as revolving credit agent and a lender, and the lenders signatory thereto from time to time. A copy of the press release is attached hereto as Exhibit 99.1. The New Facility is for a term of 5 years and provides for a term loan of $25 million and for revolving loans of up to $42.5 million. Copies of the material loan documents are attached hereto as Exhibits 10.1 - 10.6.

           The Company used (i) approximately $18.0 million of the proceeds from the term loan portion of the New Facility to pay off its outstanding indebtedness under its former senior credit facility and (ii) approximately $9.1 million of the availability under the revolving loan portion of the New Facility to issue letters of credit as security for the Company's obligations with respect to its insurance. The Company plans to use a portion of the proceeds of the New Facility to redeem all of the Company's outstanding Series A Preferred Stock for approximately $11.1 million.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c) Exhibits.

                    10.1 Credit Agreement, dated as of April 2, 2004, among Darling International Inc., the Other Credit Parties signatory thereto, the Lenders signatory thereto from time to time, General Electric Capital Corporation and Comerica Bank.

                    10.2 Security Agreement, dated as of April 2, 2004, among Darling International Inc. and each of the Credit Parties signatory to the Credit Agreement, and General Electric Capital Corporation.

                    10.3 Trademark Security Agreement, dated as of April 2, 2004, among Darling International Inc. and each of the Credit Parties signatory to the Credit Agreement, and General Electric Capital Corporation.

                    10.4 Patent Security Agreement, dated as of April 2, 2004, among Darling International Inc. and each of the Credit Parties signatory to the Credit Agreement, and General Electric Capital Corporation.

                    10.5 Copyright Security Agreement, dated as of April 2, 2004, among Darling International Inc. and each of the Credit Parties signatory to the Credit Agreement, and General Electric Capital Corporation.

                    10.6 Pledge Agreement, dated as of April 2, 2004, between Darling International Inc. and General Electric Capital Corporation.

                    99.1      Press Release dated April 5, 2004.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DARLING INTERNATIONAL INC.




Date:  April 7, 2004                         By:       /s/  John O. Muse
                                                  ------------------------------
                                                   John O. Muse
                                                   Executive Vice President -
                                                   Finance and Administration



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                                INDEX TO EXHIBITS

Exhibit Number                  Exhibit
--------------                  -------

10.1                            Credit Agreement

10.2                            Security Agreement

10.3                            Trademark Security Agreement

10.4                            Patent Security Agreement

10.5                            Copyright Security Agreement

10.6                            Pledge Agreement

99.1                            Press Release



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